Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Form 11-K/A, Amendment to Central Vermont Public Service Corporation's (the "Company") Annual Report on Form 11-K for its Employee Savings and Investment Plan for the year ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Robert H. Young, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company's Employee Savings and Investment Plan.

/s/ Robert H. Young

Robert H. Young
Chief Executive Officer
August 23, 2002